EMCORE Company Overview
9th Annual Needham Growth Conference,
January 9, 2007, New York City
Reuben F. Richards, Jr.  Chief Executive Officer
Hong Hou, President & Chief Operating Officer
Tom Werthan, Chief Financial Officer

The information provided herein may include forward-looking statements within the meaning of Section  27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, (a) the Company’s unaudited results for the fourth quarter and fiscal year 2006, (b) statements related to the Company’s voluntary review of its historic stock option granting practices, including statements concerning the determination of accounting adjustments and related tax and financial consequences in connection with the SpecialCommittee’s recommendations, and (c) the timing of filing of reports with the Securities and Exchange Commission. of predicting quarterly and year end financial results, (b) the finalization and audit of the Company’s unaudited fourth quarter and fiscal year 2006 results, (c) the effects of the Company’s voluntary review of its historic stock option granting practices, including (i) risks and uncertainties relating to developments in regulatory and legal guidance regarding stock option grants and accounting for such grants, (ii) the possibility that the Company will not be able to file additional reports with the Securities and Exchange Commission in a timely manner, (iii) the possibility that the Company in consultation with the Company's independent public accountants or the SEC, may determine that additional stock-based compensation expenses and other additional expenses be recorded in connection with affected option grants (iv) the Company may incur negative tax consequences arising out of the stock option review, (v) the possible delisting of the Company’s stock from the Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4310(c)(14), (vi) the timing and outcome of the Nasdaq appeal hearing, (vii) the impact of any actions that may be required or taken as a result of such review or the Nasdaq hearing and review process, (viii) the possibility of our bondholders alleging a default under the Company’s indenture as a result of the delay in filing the 10-K and (ix) risk of litigation arising out of or related to the Company’s stock option grants or a restatement of the Company’s financial statements, and (d) factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and EMCORE does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
“Safe Harbor” Statement

EMCORE New Business Scope
Fiber Optics
Digital Apps (EFO)
DataCom Component
Telecom Component
10GE TRx (LX4, CX4)
Parallel Optical TRx
Fiber Optics
Analog Apps (Ortel)
CATV Tx/Rx
FTTx Tx, PON TRx
RF over fiber links
Fiber-optic gyro
Video Transport
Photovoltaics
Solar Power (EPV)
Space solar cells
Space solar panels
Emcore Solar
Power (ESP)
Concentrator solar
cells for terrestrial
Solar power system
Fiber Optics Components and Systems for Broadband, 10G Ethernet,  Datacom & Telecom
Space and Terrestrial Solar
Power Based on Multi-
Junction Solar Cells
Global Communications and Solar Power at the Speed of Light

Earth Station
Microwave
TVRO
Multiple Dwelling Units
Central Office
CATV Headends
Telecommunications Backbone
Central Office
Intermediate Hubs
Node
Concentrator
Metro Ring

EMCORE Corporation Confidential
January 9, 2007

EFO
Ortel
Ortel
Ortel
EFO
Microwave/RF Transmitters/Receivers
Microwave/RF
Transmitters/Receivers
TVRO = TeleVision
Receive Only (big dish)
CATV Transmitters/
Receivers
And FTTX products
CATV Transmitters/
Receivers & FTTX
10G Transmit/Receive
Module, LX4, CX4,
                Xenpak
Parallel Optics, 4 & 12 channel transceivers
10G modules LR     Xenpak, X2
Solar Cells/Panels
EPV
Global Communication Networks
(From Outer Space to Outside of Your Home)

agere systems
ALCATEL
aurora NETWORKS
AVAGO TECHNOLOGIES
BOEING
BUPT-Guoan

C-COR
CIENA
CISCO SYSTEMS
DELTA
Finisar

FUJITSU COMPUTERS SIEMENS
Harmonic
HITACHI
hp HEWLETT PACKARD
IBM.
intel.

JABIL
JDS Uniphase
LiGHTRON FIBER-OPTIC DEVICES, INC
LOCKHEED MARTIN
LORAL Space & Communications

MITSUBISHI ELECTRIC
MOTOROLA intelligence everywhere
NEC
NetApp
NORTEL NETWORKS

NORTHROP GRUMMAN
NTT Group
SAMSUNG
Scientific Atlanta
SHARP

SIEMENS
SYCAMORE NETWORKS
Raytheon
tellabs
WorldWater & Power Corporation

EMCORE Corporation Confidential

January 9, 2007

Major Customers and Partnerships
BUPT-Guoan

Broadband Business Strategy
▪
Acquired four companies to position ourselves as a major player on
Broadband Components and Systems
▪
Consolidated technology, IP, product portfolio, & customer base of CATV
▪
Expanding market share in China and India through low-cost solutions
▪
Leverage core competency of “RF over Fiber” to provide system solutions to satellite communications and Specialty applications.
▪
Positioned as “Arms Merchant” to MSO and Telecom’s buildout
▪
Multi-service operators (MSOs) are accelerating CATV infrastructure upgrade in order to offer premium services
•
High-definition TV (HDTV)
•
Digital video and VOD
•
High-speed internet
▪
Emerging supplier on FTTP components
•
Expanded design wins on B-PON and G-PON solutions with multiple customers
•
Establish China-based manufacturing facility to reduce cost
•
Vertically integrated, from chip to subsystem
▪
Penetrate into fast growth area of video transport and IPTV

Central Office
Customer premise
PSTN
Voice Gateway
Internet
Video Server
Content
OLT
Outside plant
Copper
Fiber
Fiber
FTTN
FTTC
FTTH
SBC (FTTN)
BellSouth (FTTC)
Verizon (FTTH)

EMCORE Corporation Confidential

January 9, 2007

“Fiber-to-the-Node”
$4-6B Investment Thru '08
“Fiber-to-the-Home:   $5.0B Through ‘08 Reaching 6M Homes
ONU
AT&T May
Go FTTH
Video Tx
EDFA
PON TxRx
North America FTTP Architectures

▪
10 Gb/s Ethernet Market is expected to experience a CAGR of >50% over the next  4 years to a market > $500 million.
▪
EMCORE 10Gbs products lead market:  LX4, CX4, Smartlink™, and10G TOSAs
▪
EMCORE’s 850nm VCSEL based components are the current market leader, and supply a low cost basis for EMCORE’s module business
▪
EMCORE parallel optical modules for switch, router and HPC applications lead market.
Fiber Optics for Datacom/Telecom
Smartlink™
LX4 (Xenpak/X2)
CX4
10G TOSA

Market
▪
Satellite power systems
▪
Growing demands for both commercial and defense programs: 26 commercial GEO awards in 2006. Highest since 2001
▪
Industry is at the leading edge of a replacement cycle as many of the satellites launched in the early 1990’s reach the end of their useful life.
▪
EMCORE: one of two viable suppliers with the best performance in industry, perfect space heritage and reliability record.
Major Customers
▪
Space Systems / Loral
▪
Lockheed Martin
▪
Boeing
New Orders
▪
Received over $40 million in long-term contracts in Q1FY07.
Solar Cells /Panels for Space Power
Solar Cells
Solar Panels

EMCORE (Terrestrial) Solar Power
▪
EMCORE’s triple junction solar cell technology for space power (28%) is being adapted to terrestrial power generation (35% efficiency)
▪
Concentrated photovoltaics (CPV) is an emerging technology for more cost effectiveness
▪
Use 500x concentration on 35% efficiency multi-junction solar cell
▪
Conversion efficiency improves under concentrated illumination
▪
Roadmap to achieve 40% efficiency in 2007 (Silicon peaks out at ~20%)
▪
Cost target: $2.5/W for modules (Silicon flat panel ~$3.5/W)
▪
Market sector
▪
Serving primarily commercial and utility sectors with CPV systems
▪
Investment in WWAT & resulting $100 million supply contract formed EMCORE’s “go to market” strategy
Europe particularly Spain likely to drive market growth in near term (recent PO for 13MW solar cells to be delivered in CY2007)
▪
▪
EMCORE advantages
▪
Utilize the most advanced solar cells to provide most cost effective solution
▪
Vertically integrated business and infrastructures from solar cells to systems provides great leverage.

Concentrated Solar Cell Module
Emcore’s CPV System Design
and Testbed Installation
▪
Installed at EMCORE
Albuquerque December 2006
▪
Designed to provide
25kW/system
▪
Two-axis tracking

GELcore

EMCORE Corporation Confidential

January 9, 2007

Highlights
▪
$100 Million cash, $87 million estimated profit
▪
Taxes estimated at $2-4 million
Why?
▪
Eliminate debt service on subordinated debentures
▪
Funding for entrance into terrestrial photovoltaics
▪
Saturation of dominant market (traffic signals)
▪
General illumination market may be delayed
▪
Built in bias against mainstreaming HB-LED (cannibalization of general lighting revenues)
Value
▪
2.91 Calendar 2005 revenues, 2.72 TTM revenues
▪
LED system companies at 2.4x and 2.25x
(Daktronics, Carmanah, Dialight)
▪
Losses in 4 of last 6 quarters
GELcore Sale

ORTEL

EMCORE Corporation Confidential

January 9, 2007

Fiscal 06 & 07 Revenue Drivers:
CATV and FTTx to offer premium video services
10 gigabit Ethernet infrastructure
High space power (solar cell) demands
Terrestrial solar cell: Investment in WWAT
EMD (discontinued ops) revenues eliminated
$115  +40%
($ in millions)
$32
$50
$82 +64%
$143
+24%
$155-$165
+8 to15%
FY02
FY04
FY03
FY05
FY06
Projected
FY07
Estimate
Revenue History from the
Current Businesses

▪
Acquisitions: Rolled up 4 companies to become leading supplier of broadband components and systems
▪
JDS Uniphase, CATV,  ~$1.5 million for ~$10 million revenues
▪
Phasebridge, Satcom/specialty, ~$700k stock for ~$1.5 million revenues
▪
Force,  Video transport, ~$2.1 million stock & $500k cash for  ~$4 million revenues
▪
K2 Optronics ~$5 million stock for $3 million revenues
▪
Spin-out of GaN technology group into Velox Semiconductor, raised $6M
▪
Divesture of EMD, wafer foundry division, in August 2006 for $18M cash
▪
Divesture of Gelcore, JV with GE Lighting, in Sept 2006 for $100M cash
▪
Convertible debt—all long-term, due May 2011 @ 5% rate.  Convertible at $8.06, callable at $12.09, GELcore cash to offset debt service.
▪
Investment in EMCORE (terrestrial) solar power :
▪
Investment in Worldwater & Power (WWAT)—vertical integration, supply agreement
▪
Agreement with Sandia National Laboratories for joint development
Financial Highlights in FY06/07

	Sept 04	Dec 04	Mar 05	Jun 05	Sep 05	Dec 05	Mar 06	Jun 06	Sept 06

Gross margins	4%	8%	18%	20%	18%	17%	21%	21%	12%
Gross margin improvement key to positive EBITDA:
•
22% target will generate positive EBITDA (a)
>
Initiatives under way:
- “Filling the Fab”  (laser mouse, terrestrial epi)
–
Aggressive cost reduction effort thru SCM and engineering improvement
–
Move to China for lower manufacturing costs
–
Acquisitions gross margins exceed Company averages

Pro-forma:
Revenues	$42.0
COGS	$32.8
Margin	$9.2
OPEX	$12.6
Depre/amort/FAS 123R	$4.0
EBITDA	$0.6
(a) Exclusive of ramp up in terrestrial solar products (R&D)
Financial Highlights-continued

EMCORE Company Overview
9th Annual Needham Growth Conference,
January 9, 2007, New York City
Reuben F. Richards, Jr.  Chief Executive Officer
Hong Hou, President & Chief Operating Officer
Tom Werthan, Chief Financial Officer